PC&J Preservation Fund

                        Supplement Dated October 7, 2004
            To Statement of Additional Information Dated May 1, 2004



     The following replaces in its entirety the "Manager and Transfer Agent" section of the Statement of Additional Information on page 13:






MANAGER  AND  TRANSFER  AGENTMANAGER  AND  TRANSFER  AGENT

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio, ("Service Corp.") in which Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve as its transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of 0.6% of the daily net asset value of the Fund. This rate is effective October 2004.

For the Fund's fiscal years ended December 31, 2001, 2002 and 2003 Service Corp. was paid an annual rate of 0.5% of the daily net asset value of the Fund. The amounts paid were $93,097, $93,409, and $89,881, respectively, under the Management Agreement.

Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).